UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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SECURITIES EXCHANGE ACT OF 1934
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L-1 Identity Solutions, Inc.

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Safran SA

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          EXPLANATORY NOTE:
          The following presentation was prepared by Safran SA and presented by representatives of Safran SA to certain employees of L-1 Identity Solutions, Inc.

Stronger Together Creation of a global leader in biometrics and identity management solutions December 1 - 3, 2010

Speakers Agenda & speakers O.Andries - Safran Group EVP, Defense & Security Jean-Paul Jainsky - Morpho Chairman & CEO 1. Who? Safran Group and its history 2. Why? Rationale for the combination 3. How? One global family 4. Conclusion / Q&A Agenda

Part 1 Who? Safran Group and its history

Tier-1 equipment supplier An international high-technology group Safran Aerospace Defence Security

An international high technology group Revenues exceeding $14 billion (2009) 55,000 employees in over 50 countries Safran at a glance 27% 10% 54% 9 % Aircraft Equipment Defense Aerospace Propulsion Security At its core, an engineering and trans-Atlantic company

56 % Europe Morocco United States Mexico Colombia Brazil Uruguay Canada South Africa United Arab Emirates China India Japan Malaysia Singapore Australia Vietnam Philippines Safran worldwide Design office Industrial site HQ Office Services 55,000 employees 41,300 9,100 Americas 1,600 Afr/MidEast 3,000 Asia/Oceania

engines for mainline commercial jets helicopter turbine engines landing gear flight controls for helicopters wheels and carbon brakes for mainline commercial jets cryogenic propulsion military aircraft engines solid rocket motors for space propulsion aircraft engine nacelles onboard power electronics aircraft wiring Market Products & Services Aerospace flight controls for helicopters inertial navigation tactical UAVs optronic systems equipment for armed and security forces Defense Market positions Products & Services biometric ID documents and terminals automated fingerprint identification systems (AFIS) explosive detection systems (EDS) gaming terminals smart card production Security Market positions Products & Services

Research & Technology Safran Environment Innovation

$1.5B yearly R&D spending R&D investment equal to 11% of revenues, with about 62% self- financed R&D supported by about 20% of global workforce: 450 doctoral scientists and over 150 doctoral candidates 452 patents filed in 2009 Research & innovation AT THE HEART OF OUR STRATEGY

Dedicated history in the US Safran Commitment Investment

Research & Technology INNOVATION: AT THE HEART OF THE GROUP'S PRODUCTS Mica missile seeker 3D RTM fan blade Electrically-actuated carbon brake Hemispherical resonating gyro Felin integrated equipment suite Biometric recognition 3D composite strut for B787 landing gear CMC nozzle and combustor Electrically-actuated A380 thrust reverser Complex simulations Thermal imager Explosives Detection

Made In The US Design office Industrial site Office Services 4,300+ Jobs at 45 Locations in 19 States As of Oct. 2010

Long history of US investments and growth 40+ years of US partnerships, greenfield investments, acquisitions and organic growth CFM: 37 years Labinal: 24 years Morpho: 26 years Turbomeca: 30 years 2008: built 3 new facilities (KY, NC, TX), created 300 jobs and growing 1984 Morpho Systems (established in US) 1993 SagemMorpho (Sagem + Morpho Systems) 2009 MorphoTrak (Sagem Morpho + Motorola Printrak) 2009 Morpho Detection (Morpho Group + GE Homeland Protection*) Key US Security growth Committed to US market and customers

US Group Companies – Aerospace

Companies throughout the US

1. **Propulsion**
   - **Snecma**
     - CFM International*
     - C-FAN*
     - Propulsion Technologies International*
   - **Turbomeca**
     - Turbomeca Manufacturing
     - Turbomeca USA
   - **Microturbo**
   - **Techspace Aero**
     - Cenco
     - Advanced Components International
   - **SMA Engines**

2. **Equipment**
   - **Aircelle**
     - Nexcelle
   - **Globe Motors**
   - **Labinal**
     - Safran Engineering Services
     - Harvard Custom Manufacturing
   - **Messier-Dowty**
   - **Messier-Bugatti**
     - Messier-Bugatti USA
     - Messier-Bugatti-Tracer
   - **Messier Services America**
     - A-Pro[4]
   - **Safran Electronics USA**
   - **Technofan**

*Joint venture with GE

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US Group Companies - Defense & Security Defense Sagem Sagem Avionics Vectronix OPTICS 1 Security Morpho MorphoTrak Morpho Detection SSA for classified business Companies throughout the US

US Platforms - Commercial Aerospace Boeing Commercial Airplanes 737 Classic, NG & BBJ 747-400 767-200/-300/-400 777 787 Business jets Cessna (Citation X...) Gulfstream (Gulfstream V...) Hawker Beechcraft (all series...) Rotorcraft American Eurocopter (all models) Augusts Westland (A109E) Sikorsky (S-76, S-92) Boeing Company is largest Aerospace customer World-class manufacturer of aircraft equipment

US Platforms – Military and Government

Extensive relationships with US Services

US Air Force | US Navy | US Army | US Marine Corps | US Coast Guard | NASA

- KC-135R Stratotanker
- E-3 Sentry, KE-3, E-6 Mercury
- T-45 Goshawk
- C-17 Globemaster III
- F/A-18 C/D Hornet
- F/A-18 E/F Super Hornet
- F-16 Fighting Falcon
- F-22 Raptor
- AV8B Harrier
- UH60M/MH-60R
- C-40
- P-8A Multi-Mission Maritime Aircraft
- V-22 Osprey
- C-130 AMP
- HH-65 Dolphin
- LUH Lakota
- EC-120
- Delta IV
- Tactical missiles
- Optronics and positioning equipment

The US Air Force is the single largest US end-user

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US Platforms - Security Business US Federal Government DEA - US Drug Enforcement Agency FBI - Federal Bureau of Investigation TSA - Transportation Security Administration US Army Crime Lab State, County and City Agencies Police and Sheriff's Departments Justice Departments State Agencies Ports & Airports US Clients and End-Users at all levels of Government Delivering Leading Security Technology The FBI is the largest US biometrics end-user (35-year relationship) TSA is the largest US detection customer

Security Business Morpho Morpho operations organization MorphoTrak (US operations) E-Documents Division HQ Paderborn (Ge) Sagem Orga (smart cards) Morpho bv (Id cards and passports) Detection Division HQ Newark (CA, US) Identification Division HQ Issy Les Moulineaux (Fr) Administration, Finance International Sales Development Strategy, Research & Technology Morpho operations organization HQ Issy Les Moulineaux (Fr) Safran Defense&Security Branch

Morpho, Executive Committee Executive VP Senior VP, Sales President and CEO Morpho Detection Executive VP, Senior VP Technology and strategy Chairman and CEO EVP, Senior VP Identification Division EVP, Senior VP E-Documents Division

Part 2 Why? Rationale for the combination

Morpho : a global, world-class high-tech Security business Biometric ID Security: one of Safran's three core businesses together with Aerospace and Defense a key pillar of Safran growth strategy Pro forma revenue in security reached € 1,040 M in 2009 worldwide Over 5,600 Security branch employees operate in 40 countries with global HQ in Paris France Detection Smart Cards Others MAIN PRODUCTS & SOLUTIONS Civil and Forensic ID solutions Biometric Identification Systems Biometric ID documents Biometrics terminals SERVICES enrollment & doc. issuance Background check Upgrades and maintenance Recurring revenues MAIN PRODUCTS Checked baggage screening Trace detection Checkpoint solutions NRBC for 1st responders SERVICES Upgrades and maintenance Multiplexing solutions Recurring revenues Recurring revenues MAIN PRODUCTS SIM cards for Telecoms Banking cards SERVICES Personalization MAIN PRODUCTS Vehicle speed control and identification Lottery terminals SERVICES Upgrades and maintenance Recurring revenues Unaudited 2009 figures provided on a pro forma basis, taking into account the acquisitions of Printrak and GE Homeland Protection on a full year basis Recurring revenues = services, upgrade, maintenance, consumables related to long-term contracts 25% 20% 33% 25% 62% 20%

Key reasons for transaction

1. *Double digit growth:* in ID management market

2. *Perfect geographic fit:* Morpho's 2009 proforma* sales to non-US customers = 79% L-1's sales (excluding GCS) to US customers = 87%

3. *Outstanding technology fit:* L-1 iris and facial recognition leading position complementing Morpho's fingerprint recognition leading position

4. *Outstanding market fit:* L-1's leading position in secure credentials in the US, especially drivers licences and Real ID opportunity complementing Morpho's position outside the US

5. *Highly complementary R&D infrastructure:* Morpho greatly values R&TD in its core culture. The addition of L-1 labs to those from Morpho, and the prior Printrak and GE/HLP labs will create a strong foundation for continuing innovation and long-term success.

* Unaudited 2009 figures provided on a pro forma basis, taking into account the acquisitions of Printrak and GE Homeland Protection on a full year basis

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(1) Combination of L-1 and Safran (Morpho) in the U.S. N.B: Figures are 2009 provided on a proforma basis, taking into account the acquisitions of Printrak and GE Homeland Protection on a full year basis Total Employees in the U.S. (as of Dec. 31, 2009)(1): c. 2,200 Total 2009 sales to U.S.(1) customers: c. $700 M Morpho L-1 Security business: a global geographic fit Represents Major R&D / Production Facilities Total Employees worldwide (as of Dec. 31, 2009)(1): c. 6,900 Total 2009 revenue worldwide (1) : c. € 1.35 Bn

A complementary technology approach

- L-1 adds a suite of best of breed technologies that would enhance Morpho's own technology and product offering across a broad range of ID management and Homeland Security applications

- Main owned technologies

	SAFRAN Morpho	L-1 IDENTITY SOLUTIONS
AFIS software	●	
Secured printing	●	
Smart cards	●	
Explosives detection	●	
Multimodal biometric platform		●
Iris recognition		●
Facial recognition		●
Livescan and multi-biometric acquisition devices		●

This will create a pool of technologies to enhance further security for state and local governments, aviation and other critical infrastructure

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SAFRAN AEROSPACE · DEFENCE · SECURITY

ID management: attractive fundamentals with strong prospects

A GROWING DEMAND	
Favorable political framework	▪ **In the US**: Department of Homeland Security initiatives to improve security : i.e. Real ID Act, Transportation Worker Identification Credential (TWIC), etc… ▪ **Worldwide**: Launch of election and welfare programs in a growing number of countries
Increasing needs	▪ **Secure ID documents** against fake ID, ID theft and welfare fraud ▪ **Protect** military personnel and civilians in areas of conflict ▪ **Help law enforcement** guard the public from crime through improved suspect identification ▪ **Identify terrorists** ▪ **Provide intelligent access control** for secure buildings IT systems, and more secure border crossings for travellers

+

A DIVERSIFIED OFFERING	
Business Overview	▪ > $ 9 Bn global market in 2014 ▪ c.15% CAGR since 2007 ▪ Significant U.S. and international growth opportunities ▪ Identity security increasingly important worldwide
Offering	▪ **Documents:** travel documents, ID cards, health cards, drivers' licenses, voting cards ▪ **Systems & Services:** biometric and multi-biometric engines: population registry, documents personalization and issuance systems, e-border and access control systems ▪ **Products:** biometric enrollment stations, mobile ID verification terminals, biometric terminals, e-gates

Opportunity to build an integrated global player

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A highly complementary combination of security technology and products offering enhanced ID solutions with best of class biometrics and secure credentials technologies A combination of the best ID management solutions and detection of illicit and dangerous materials enabling an offer of the highest standards of travel security A broad geographical fit with balanced operations in around 40 countries and approximately € 1.35B in 2009 pro forma revenue ($436M from L-1 businesses) A combination of outstanding teams sharing a strategic vision and ideally positioned to address the high growth and attractive potential of the biometric and identity management requirements A combination of deep experience from both firms in serving in the U.S. and elsewhere with the highest standards of quality An infusion of additional capital and resources to expand L-1's exisiting R&D infrastructure A transformational transaction with a strong strategic fit

Yielding significant operating synergies Value creation drivers Operating synergies Synergies at all levels: Additional capital and resources Greater opportunity for functional efficiencies International sales Expanded R&D investment Other support and operations Internal sourcing of hardware/software (rather than from 3rd parties) for Biometric equipment and blank documents for Secure Credentialing Sourcing synergies

Part 3 How? One global family

Stronger Together Enhanced leadership in biometrics and identity management solutions Highly complementary combination in a high prospects field Executing strategy and delivering value Moving forward / positioned for growth from Day 1

Integration objectives and challenges Un groupe construit depuis 2005 par acquisitions successives No disruption to customers Retain key talents Execute an issue-free transition Maintain focus and current business momentum Streamline organization structure and critical business processes Rapidly secure and capture synergies Desired Outcomes The Principal Challenge Areas Impacted And building a strategic platform... New customer value proposition New processes New organization How do you deliver benefits... Revenue Enhancement and Protection Sourcing/Purchasing Facilities consolidation and rationalization While integrating... Product lines Sales channels Systems Processes Employees Without negatively impacting... Customers Employees Shareholders

Structured process for a successful integration A project is being set up to structure the integration process and... Schedule, drumbeat and audit its execution Report progress and communicate widely Track value creation A core team of Morpho and L-1 reps will run the integration project as soon as possible (post-closing). Detailed work packages are being prepared and will involve L-1 functional and operational teams as soon as possible. The integration project will benefit from world-class expertise in Post-Merger- Integration to ensure complete success. L-1 employees will be a core part of integration leadership and effort. Talent recognition is a top driver of the integration process.

Meeting challenges - Exceeding objectives Correctly structure project and maintain schedule Apply correct methodology and best practices Mitigate integration risks Apply necessary oversight and reporting Audit execution and progress Prepare needed communication tasks and material Track and deliver synergies on ongoing basis Bring additional expertise to project teams where/when needed Challenge project teams to outperform targets Dedicate time & resources for highest-quality project management

Integration objectives and challenges No disruption to customers Retain key talents Execute an issue-free transition Maintain focus and current business momentum Streamline organization structure and critical business processes Rapidly secure and capture synergies Desired Outcomes The Principal Challenge Areas Impacted And building a strategic platform... New customer value proposition New processes New organization How do you deliver benefits... Revenue Enhancement and Protection Sourcing/Purchasing Facilities consolidation and rationalization While integrating... Product lines Sales channels Systems Processes Employees Without negatively impacting... Customers Employees Shareholders

Part 4 Conclusion / Q&A

Thank You Questions?

Important Information For Investors and Stockholders

- This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, on November 23, 2010, L-1 filed preliminary materials with the SEC, including a preliminary proxy statement on Schedule 14A. These materials are not yet final and will be amended. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THESE MATERIALS AND THE DEFINITIVE VERSIONS THEREOF WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
- Investors and security holders may obtain a copy of the preliminary materials filed on November 23, 2010, the definitive versions of these materials and other and relevant materials (when they become available), and any other documents (when they become available) filed with the SEC free of charge at the SEC's web site at www.sec.gov. The preliminary materials, the definitive versions thereof and such other documents, when they become available, may also be obtained free of charge on L-1's website at www.L1ID.com under the tab "Investor Relations" or by contacting L-1's investor relations department at (203) 504-1109.
- Safran and Olivier Andriés and Jean-Paul Jainsky, the persons making this presentation on behalf of Safran, may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition of L-1 by Safran. Safran SA is a France-based, international high-technology group listed on the NYSE Euronext Paris under the symbol "SAF". Information regarding Safran's direct and indirect interests, by security holdings or otherwise, are set forth in the preliminary proxy statement filed on November 23, 2010. Olivier Andriés and Jean-Paul Jainsky have no direct or indirect interests, by security holdings or otherwise, in the proposed acquisition of L-1 by Safran.
- Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of customer funding for L-1 products and solutions, general economic and political conditions, the timing of consummating the previously announced proposed transactions with Safran SA and BAE Systems Information Solutions Inc., the risk that a condition to closing such proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for such proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of L-1 to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and its Form 10-Q for the quarter ended September 30, 2010. The parties expressly disclaim any intention or obligation to update any forward-looking statements.

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